Other Payables and Accruals (Details) $ in Thousands	Dec. 31, 2023 USD ($) item	Dec. 31, 2022 USD ($) item
Other Payables and Accruals
Unearned revenue	$ 66,414	$ 71,228
Accrued off-hire	4,232	4,490
Accrued purchases	7,819	10,662
Accrued interest	35,856	43,712
Other accruals	294,970	36,840
Total	409,291	$ 166,932
Sale proceeds of Alexandroupolis, already received, and respective imputed interest	$ 257,910
Unearned revenue, number of vessels | item	27	29